UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2025

QUOIN PHARMACEUTICALS LTD.
(Translation of registrant’s name into English)

State of Israel	001-37846	92-2593104
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42127 Pleasant Forest Court Ashburn, VA	20148-7349
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 980-4182

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one (1) Ordinary Share, no par value per share	QNRX	The Nasdaq Stock Market LLC
Ordinary Shares, no par value per share*		N/A
*	Not for trading, but only in connection with the registration of the American Depositary Shares pursuant to requirements of the Securities and Exchange Commission.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Launch of Netherton Now Campaign

Quoin Pharmaceuticals Ltd. (the “Company” or “Quoin”), a clinical stage, specialty pharmaceutical company focused on rare and orphan diseases, announced on February 4, 2025 that it has launched the “NETHERTON NOW” campaign to shed light on the profound and poorly understood impacts of Netherton Syndrome, a devastating genetic disease that has been significantly misdiagnosed in the past. It is estimated that up to 20% of babies born with Netherton Syndrome do not survive, highlighting the urgent need for greater awareness and new treatment options.

Netherton Syndrome patients suffer from excess skin shedding as well as red, scaly skin that can cause painful itching and severe infections that can potentially lead to hospitalization, asthma, allergies and possibly skin cancer. They are also susceptible to water loss through the skin’s surface and are always at risk of dehydration. This chronic condition severely impacts every aspect of life for patients and their families, yet it remains inadequately understood and poorly addressed by current treatment options.

Currently, Quoin is conducting four ongoing clinical studies evaluating the safety and efficacy of QRX003 in Netherton Syndrome patients. Recently announced clinical data by Quoin has underscored the product’s potential efficacy as a treatment for the disease. Quoin has also released photographic evidence highlighting the dramatic change in a patient’s skin after 12 weeks of dosing with QRX003.

The NETHERTON NOW website is intended to serve as a comprehensive resource hub, providing a platform for patients and families to share experiences and build connections, while also offering educational materials and updates on research advancements to raise public awareness about Netherton Syndrome.

Information contained on or accessible through the website nethertonnow.com is not incorporated by reference in, or otherwise a part of, this Current Report on Form 8-K, and any references to this website are intended to be inactive textual references only.

Additional Information

The Company further reports that as of February 4, 2025 its number of outstanding ordinary shares (represented by ADS) is 20,585,830.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 4, 2025	QUOIN PHARMACEUTICALS LTD.

	By:	/s/ Michael Myers
	Name:	Dr. Michael Myers
	Title:	Chief Executive Officer